MERRILL LYNCH
                                                                STRATEGIC
                                                                DIVIDEND FUND

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                April 30, 1998

MERRILL LYNCH STRATEGIC DIVIDEND FUND

Security
Representation as a
Percentage of
Equities as of
April 30, 1998

[The following information was represented by a pie chart in the printed materials.]

   Utilities -- 28.5%
   Capital Goods -- 13.0%
   Energy -- 11.3%
   Financial Services -- 20.5%
   Basic Industries -- 9.7%
   Consumer -- 17.0%

US Common Stock
Investments as of
April 30, 1998

                                                            S&P
                                              Fund          500*
   -----------------------------------------------------------------------------
   Average Capitalization (in billions)       $28.6        $64.9
   -----------------------------------------------------------------------------
   Price/Book Value                             2.8          4.2
   -----------------------------------------------------------------------------
   Price/Earnings Ratio**                      18.1         24.7
   -----------------------------------------------------------------------------
   Yield Based on Current Dividend              2.9%         1.4%
   -----------------------------------------------------------------------------
  *An unmanaged broad-based index comprised of common stocks.
 **Based on trailing 12-month earnings.

                           Merrill Lynch Strategic Dividend Fund, April 30, 1998

DEAR SHAREHOLDER

The quarter ended April 30, 1998 was positive for most capital markets worldwide, despite periods of volatility. In the United States, sentiment fluctuated between a variety of outlooks. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan was of particular concern. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity. In Europe, the major event was greater progress toward achieving European Monetary Union, although concerns have arisen that interest rates will have to be increased to curtail inflationary pressures.

As 1998 progresses, it is likely that investor focus will remain on developments in Asia. For those economies that continue to expand, investors will watch for signs that inflation is still not a threat. Evidence of ongoing, noninflationary gross domestic product growth should continue to exert a positive influence on capital markets worldwide.

Portfolio Matters

For the three months ended April 30, 1998, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares had total returns of +10.85%, +10.65%, +10.61% and +10.86%, respectively. (Results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 4 and 5 of this report to shareholders.) The Fund outperformed the +9.92% total return of the 200 highest-yielding stocks in the unmanaged Standard & Poor's 500 Index (S&P 500), its primary investment focus, for the same three-month period. The Fund also modestly outperformed the +10.36% return of the Lipper Equity Income Funds Average for the April quarter; however, the Fund lagged the +13.84% total return of the S&P 500.

The Fund's investment objective is to seek to provide long-term total returns by investing primarily in a diversified portfolio of dividend paying common stocks that yield more than the S&P 500. At April quarter-end, the gross dividend yield on the Fund's stock holdings was 2.88%, compared to 1.44% for the S&P 500. At the close of the April quarter, more than 95% of the Fund's 78 equity holdings had dividend yields above the yield of the S&P 500.

Investment activities during the April quarter focused on realizing capital gains in several of our lower-yielding investments that had appreciated significantly. We eliminated the stocks of four companies that we believed offered limited upside potential and reduced our investments in ten others. At the same time, we initiated new positions in the shares of seven higher-yielding companies within the utility and financial sectors. We believe these stocks offer attractive total return opportunities at the share price levels at which we purchased them. Among our new investments was Philadelphia Suburban Corporation, the third-largest water utility in the country, supplying water to nearly one million customers in the Delaware Valley. Through an aggressive asset acquisition program, the company has increased its penetration of customers in the suburban Philadelphia markets of southeastern Pennsylvania, New Jersey and Delaware.

We added two additional natural gas companies, Enron Corp. and The Williams Companies, Inc., to our holdings. Both companies own and operate large domestic natural gas pipeline systems, as well as engage in oil and gas exploration and production. More specifically, Enron is the largest US wholesale marketer of natural gas and nonregulated electricity. Internationally, the company is a major developer and operator of natural gas and power projects. Williams owns natural gas and petroleum product pipelines and processing facilities, and through its communications group is a nationwide provider of telecommunications and network services. We believe both companies are well positioned to benefit from the favorable growth prospects for natural gas domestically and to reap the benefits from their individual niche businesses. In our view, the stocks are selling at attractive price-to-cash flow multiples and offer above market dividend yields.

With the addition of the shares of three real estate investment trusts (REITs), our weighting in this group increased to approximately 5% of net assets. We believe this group offers attractively valued investments with high current dividend yields. Developers Diversified Realty Corp. is a large retail REIT that acquires, develops, owns, leases and manages primarily community shopping centers in 28 states, mainly in the East and Midwest. The company's portfolio consists of 85 shopping centers, which are usually anchored by a national or regional retailer such as Wal-Mart Stores, and seven business centers. Duke Realty Investments, Inc. is a large commercial real estate operator of industrial, office and retail properties in five states in the Midwest. The company also provides leasing, management, construction, development and other tenant-related services for properties owned by others. Colonial Properties Trust is one of the largest owners, developers and operators of multi-family apartments, office and retail properties in the Southeast. The company's diversified portfolio includes 93 properties in eight states.

The addition of Barclays PLC, the second-largest bank in terms of assets in the United Kingdom and a major financial services company, offers an opportunity to participate in the evolving restructuring and consolidation of the financial services business in Europe. These potential developments aside, we believe Barclays' shares offer attractive total return opportunities.

In Conclusion

We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you in our upcoming annual report to shareholders.


Sincerely,


/s/ Arthur Zeikel
Arthur Zeikel
President


/s/ Walter D. Rogers
Walter D. Rogers
Senior Vice President and
Portfolio Manager


June 1, 1998


                                     2 & 3

                           Merrill Lynch Strategic Dividend Fund, April 30, 1998

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

     None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                                                                                          Ten Years/
                                                                   12 Month            3 Month          Since Inception
                                                                 Total Return       Total Return         Total Return
   =================================================================================================================================
   ML Strategic Dividend Fund Class A Shares*                      +34.65%            +10.85%               +261.97%
   ---------------------------------------------------------------------------------------------------------------------------------
   ML Strategic Dividend Fund Class B Shares*                       +33.34             +10.65                +250.07
   ---------------------------------------------------------------------------------------------------------------------------------
   ML Strategic Dividend Fund Class C Shares*                       +33.34             +10.61                +111.24
   ---------------------------------------------------------------------------------------------------------------------------------
   ML Strategic Dividend Fund Class D Shares*                       +34.34             +10.86                +117.28
   ---------------------------------------------------------------------------------------------------------------------------------
   Standard & Poor's 500 Index**                                    +41.07             +13.84        +432.75/+466.16/+157.86
   =================================================================================================================================

  *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are: Class A Shares, 11/29/88; Class BShares, ten years ended 4/30/98; and Class C and Class D Shares, 10/21/94.
 **An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are: from 11/29/88 to 4/30/98; for the ten years ended 4/30/98; and from 10/21/94 to 4/30/98, respectively.

Average Annual
Total Return

                                       % Return Without         % Return With
                                         Sales Charge             Sales Charge**
   =============================================================================
   Class A Shares*
   Year Ended 3/31/98                      +39.26%                  +31.95%
   =============================================================================
   Five Years Ended 3/31/98                +18.02                    +16.75
   -----------------------------------------------------------------------------
   Inception (11/29/88) through 3/31/98    +14.82                    +14.16
   -----------------------------------------------------------------------------
  *Maximum sales charge is 5.25%.
 **Assuming maximum sales charge.

                                        % Return                    % Return
                                       Without CDSC                With CDSC**
   =============================================================================
   Class B Shares*
   =============================================================================
   Year Ended 3/31/98                      +37.73%                  +33.73%
   -----------------------------------------------------------------------------
   Five Years Ended 3/31/98                +16.79                    +16.79
   -----------------------------------------------------------------------------
   Ten Years Ended 3/31/98                 +13.45                    +13.45
   -----------------------------------------------------------------------------
  *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
 **Assuming payment of applicable contingent deferred sales charge.

   =============================================================================
                                        % Return                    % Return
                                       Without CDSC                With CDSC**
   =============================================================================
   Class C Shares*
   =============================================================================
   Year Ended 3/31/98                      +37.81%                   +36.81%
   -----------------------------------------------------------------------------
   Inception (10/21/94) through 3/31/98    +24.41                    +24.41
   -----------------------------------------------------------------------------
  *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
 **Assuming payment of applicable contingent deferred sales charge.

   =============================================================================
                                       % Return Without         % Return With
                                         Sales Charge             Sales Charge**
   =============================================================================
   Class D Shares*
   =============================================================================
   Year Ended 3/31/98                      +38.76%                   +31.47%
   -----------------------------------------------------------------------------
   Inception (10/21/94) through 3/31/98    +25.39                    +23.44
   -----------------------------------------------------------------------------
  *Maximum sales charge is 5.25%.
 **Assuming maximum sales charge.


                                     4 & 5

                           Merrill Lynch Strategic Dividend Fund, April 30, 1998

SCHEDULE OF INVESTMENTS (in US dollars)

                                      Shares                                                                              Percent of
EUROPE          Industries             Held                      Common Stocks                        Cost        Value   Net Assets
====================================================================================================================================
Netherlands     Oil--International     50,000  Royal Dutch Petroleum PLC (NY Registered Shares)   $   747,328  $  2,828,125   1.3%
                --------------------------------------------------------------------------------------------------------------------
                                               Total Investments in the Netherlands                   747,328     2,828,125   1.3
====================================================================================================================================
United Kingdom  Banking               70,000   Barclays PLC                                         2,097,292     2,017,491   1.0
                --------------------------------------------------------------------------------------------------------------------
                Oil--International    30,000   British Petroleum Co. PLC (ADR)*                     1,328,520     2,835,000   1.3
                --------------------------------------------------------------------------------------------------------------------
                                               Total Investments in the United Kingdom              3,425,812     4,852,491   2.3
====================================================================================================================================
                                               Total Investments in Europe                          4,173,140     7,680,616   3.6
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
United States   Aerospace & Defense   20,000   Rockwell International Corp.                           975,228     1,118,750   0.5
                                      60,000   TRW Inc.                                             1,663,738     3,168,750   1.5
                                                                                                  -----------   -----------  ----
                                                                                                    2,638,966     4,287,500   2.0
                --------------------------------------------------------------------------------------------------------------------
                Automobiles           70,000   Ford Motor Company                                   1,318,007     3,206,875   1.5
                                      50,000   General Motors Corp.                                 2,290,947     3,368,750   1.6
                                                                                                  -----------   -----------  ----
                                                                                                    3,608,954     6,575,625   3.1
                --------------------------------------------------------------------------------------------------------------------
                Automotive Equipment  72,000   Arvin Industries, Inc.                               1,656,934     2,947,500   1.4
                & Tires               50,000   Cooper Tire and Rubber Company                       1,202,300     1,193,750   0.6
                                      60,000   Dana Corp.                                           1,649,850     3,547,500   1.7
                                                                                                  -----------   -----------  ----
                                                                                                    4,509,084     7,688,750   3.7
                --------------------------------------------------------------------------------------------------------------------
                Banks                 39,000   Bank of New York Company, Inc. (The)                 1,989,838     2,303,438   1.1
                                      10,000   Bankers Trust New York Corp.                           709,031     1,291,250   0.6
                                      38,000   Crestar Financial Corporation                        1,964,030     2,272,875   1.1
                                      10,000   J.P. Morgan & Co., Inc.                                897,556     1,312,500   0.6
                                      46,000   Mellon Bank Corp.                                      990,205     3,312,000   1.5
                                      34,500   Mercantile Bancorp.                                  1,002,055     1,910,438   0.9
                                      30,000   National City Corporation                            2,011,800     2,077,500   1.0
                                      32,000   State Street Corporation                             1,952,758     2,288,000   1.1
                                                                                                  -----------   -----------  ----
                                                                                                   11,517,273    16,768,001   7.9
                --------------------------------------------------------------------------------------------------------------------
                Business Services     52,000   Dun & Bradstreet Corp.                               1,505,435     1,846,000   0.9
                --------------------------------------------------------------------------------------------------------------------
                Capital Goods         38,000   Cooper Industries, Inc.                              2,036,029     2,541,250   1.2
                                      30,000   General Electric Co.                                   724,669     2,553,750   1.2
                                      50,000   Harris Corporation                                   2,167,485     2,418,750   1.1
                                      35,000   Manitowoc Company, Inc. (The)                          430,656     1,631,875   0.8
                                      28,000   Minnesota Mining & Manufacturing Co.                 1,608,098     2,642,500   1.2
                                      68,000   Ogden Corporation                                    1,531,759     2,091,000   1.0
                                                                                                  -----------   -----------  ----
                                                                                                    8,498,696    13,879,125   6.5
                --------------------------------------------------------------------------------------------------------------------
                Chemicals             23,000   Dow Chemical Co. (The)                               1,369,880     2,223,813   1.0
                                      40,000   E.I. du Pont de Nemours & Co.                        1,329,525     2,912,500   1.4
                                                                                                  -----------   -----------  ----
                                                                                                    2,699,405     5,136,313   2.4
                --------------------------------------------------------------------------------------------------------------------
                Drugs                 50,000   American Home Products Corp.                         3,031,175     4,656,250   2.2
                                      40,000   Bristol-Myers Squibb Co.                               913,275     4,235,000   2.0
                                                                                                  -----------   -----------  ----
                                                                                                    3,944,450     8,891,250   4.2
                --------------------------------------------------------------------------------------------------------------------
                Engineering &         37,000   Foster Wheeler Corp.                                 1,380,470     1,024,438   0.5
                Construction
                --------------------------------------------------------------------------------------------------------------------
                Foods                 40,000   General Mills, Inc.                                  2,938,894     2,702,500   1.3
                                      55,000   Quaker Oats Company                                  2,983,189     2,860,000   1.3
                                                                                                  -----------   -----------  ----
                                                                                                    5,922,083     5,562,500   2.6
                --------------------------------------------------------------------------------------------------------------------
                Household Products    24,000   Clorox Company                                         728,490     2,013,000   0.9
                --------------------------------------------------------------------------------------------------------------------
                Insurance             65,000   American General Corp.                               1,346,718     4,330,625   2.0
                                      30,000   Lincoln National Corp.                               1,275,150     2,664,375   1.3
                                      85,000   Ohio Casualty Corp.                                  2,708,281     4,111,875   1.9
                                                                                                  -----------   -----------  ----
                                                                                                    5,330,149    11,106,875   5.2
                --------------------------------------------------------------------------------------------------------------------
                Merchandising         50,000   J.C. Penney Company, Inc.                            2,315,950     3,553,125   1.7
                                      29,000   May Department Stores Co.                            1,140,994     1,788,937   0.8
                                                                                                  -----------   -----------  ----
                                                                                                    3,456,944     5,342,062   2.5
                --------------------------------------------------------------------------------------------------------------------
                Oil--Domestic         28,000   Atlantic Richfield Co.                               1,584,596     2,184,000   1.0
                                      90,000   Occidental Petroleum Corp.                           2,323,525     2,649,375   1.2
                                      50,000   Phillips Petroleum Co.                               1,731,105     2,478,125   1.2
                                                                                                  -----------   -----------  ----
                                                                                                    5,639,226     7,311,500   3.4
                --------------------------------------------------------------------------------------------------------------------
                Oil--International    40,000   Exxon Corp.                                          1,189,846     2,917,500   1.4
                                      40,000   Mobil Corp.                                            915,150     3,160,000   1.5
                                      50,000   Texaco Inc.                                          1,177,506     3,075,000   1.4
                                                                                                  -----------   -----------  ----
                                                                                                    3,282,502     9,152,500   4.3
                --------------------------------------------------------------------------------------------------------------------
                Paper & Forest        66,000   Union Camp Corp.                                     3,963,011     3,984,750   1.9
                Products              60,000   Weyerhaeuser Co.                                     2,666,100     3,457,500   1.6
                                                                                                  -----------   -----------  ----
                                                                                                    6,629,111     7,442,250   3.5
                --------------------------------------------------------------------------------------------------------------------
                Photography           20,000   Eastman Kodak Co.                                      812,344     1,443,750   0.7
                --------------------------------------------------------------------------------------------------------------------
                Real Estate           38,000   Apartment Investment & Management Co. (Class A)      1,201,028     1,420,250   0.7
                Investment Trusts     25,000   Avalon Properties, Inc.                                514,336       703,125   0.3
                                      40,000   Colonial Properties Trust                            1,256,788     1,187,500   0.6
                                      40,000   Crescent Real Estate Equities Company                1,261,325     1,365,000   0.6
                                      32,000   Developers Diversified Realty Corp.                  1,296,294     1,270,000   0.6
                                      52,000   Duke Realty Investments, Inc.                        1,267,708     1,238,250   0.6
                                      35,000   Essex Property Trust, Inc.                             854,486     1,155,000   0.5
                                      30,000   Mack-Cali Realty Corporation                         1,126,800     1,126,875   0.5
                                      30,000   Patriot American Hospitality, Inc.                     394,148       757,500   0.4
                                                                                                  -----------   -----------  ----
                                                                                                    9,172,913    10,223,500   4.8
                --------------------------------------------------------------------------------------------------------------------
                Steel                 55,000   Carpenter Technology Corp.                           1,747,599     3,193,437   1.5
                --------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                           Merrill Lynch Strategic Dividend Fund, April 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

NORTH AMERICA                         Shares                                                                              Percent of
(concluded)     Industries             Held                      Common Stocks                        Cost        Value   Net Assets
====================================================================================================================================
====================================================================================================================================
United States   Utilities--Electric     85,000   American Electric Power Co., Inc.                $  2,682,600  $  4,058,750    1.9%
(concluded)                            106,000   Boston Edison Company                               2,656,360     4,319,500    2.0
                                        60,000   Central and South West Corporation                  1,598,600     1,563,750    0.7
                                        63,000   Consolidated Edison Co. of New York, Inc.           1,779,750     2,850,750    1.4
                                       105,000   Edison International, Inc.                          1,759,425     3,130,312    1.5
                                        60,000   Entergy Corporation                                 1,689,850     1,492,500    0.7
                                        50,000   Long Island Lighting Co.                            1,120,500     1,496,875    0.7
                                        66,000   New Century Energies, Inc.                          2,137,905     3,135,000    1.5
                                        60,000   Northern States Power Co.                           2,613,600     3,382,500    1.6
                                       200,000   PECO Energy Company                                 3,948,520     4,762,500    2.2
                                                                                                  ------------  ------------  -----
                                                                                                    21,987,110    30,192,437   14.2
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Natural      40,000   Consolidated Natural Gas Co.                        1,805,775     2,300,000    1.1
                           Gas          44,000   Enron Corp.                                         2,026,319     2,164,250    1.0
                                        50,000   Sonat, Inc.                                           882,073     2,218,750    1.0
                                        65,000   Williams Companies, Inc. (The)                      2,185,643     2,055,625    1.0
                                                                                                  ------------  ------------  -----
                                                                                                     6,899,810     8,738,625    4.1
                --------------------------------------------------------------------------------------------------------------------
                Utilities--             78,000   Ameritech Corporation                               3,008,167     3,319,875    1.5
                Telecommunications      46,080   Bell Atlantic Corp.                                 2,299,200     4,311,360    2.0
                                       120,000   Frontier Corporation                                3,101,508     3,592,500    1.7
                                        40,000   GTE Corp.                                           1,429,930     2,337,500    1.1
                                        55,000   U S West Communications Group, Inc.                 1,852,675     2,901,250    1.4
                                                                                                  ------------  ------------  -----
                                                                                                    11,691,480    16,462,485    7.7
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Water        76,000   American Water Works Co., Inc.                      1,429,750     2,275,250    1.1
                                        55,500   Philadelphia Suburban Corporation                   1,203,656     1,172,437    0.5
                                                                                                  ------------  ------------  -----
                                                                                                     2,633,406     3,447,687    1.6
------------------------------------------------------------------------------------------------------------------------------------
                                                 Total Investments in North America                126,235,900   187,729,610   88.2
====================================================================================================================================
                                                 Total Common Stocks                               130,409,040   195,410,226   91.8
====================================================================================================================================

                                            Face
                                           Amount             Short-Term Securities
====================================================================================================================================
                Repurchase Agreements**  $8,241,000   J.P. Morgan & Co., Inc., purchased on
                                                      4/30/1998 to yield 5.52% to 5/01/1998          8,241,000     8,241,000    3.9
                --------------------------------------------------------------------------------------------------------------------
                US Government Agency      5,000,000   Federal Home Loan Mortgage Corp.,
                Obligations***                        5.40% due 5/04/1998                            4,997,000     4,997,000    2.3
                                          4,000,000   Federal National Mortgage Association,
                                                      5.43% due 5/05/1998                            3,996,983     3,996,983    1.9
                                                                                                  ------------  ------------  -----
                                                                                                     8,993,983     8,993,983    4.2
====================================================================================================================================
                                                      Total Short-Term Securities                   17,234,983    17,234,983    8.1
====================================================================================================================================
                Total Investments                                                                 $147,644,023   212,645,209   99.9
                                                                                                  ============
                Other Assets Less Liabilities                                                                        110,825    0.1
                                                                                                                ------------  -----
                Net Assets                                                                                      $212,756,034  100.0%
                                                                                                                ============  =====

====================================================================================================================================
                Class A--Based on net assets of $25,569,516 and 1,585,817 shares of beneficial
                         interest outstanding                                                                   $      16.12
                                                                                                                ============
                Class B--Based on net assets of $78,619,861 and 4,871,868 shares of beneficial
                         interest outstanding                                                                   $      16.14
                                                                                                                ============
                Class C--Based on net assets of $4,679,688 and 292,362 shares of beneficial
                         interest outstanding                                                                   $      16.01
                                                                                                                ============
                Class D--Based on net assets of $103,886,969 and 6,445,495 shares of beneficial
                         interest outstanding                                                                   $      16.12
                                                                                                                ============
====================================================================================================================================

     *American Depositary Receipts (ADR).
    **Repurchase Agreements are fully collateralized by US
      Government & Agency Obligations.
   ***US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.


                                     8 & 9

                           Merrill Lynch Strategic Dividend Fund, April 30, 1998

PORTFOLIO CHANGES

           For the Quarter Ended April 30, 1998
===============================================================================================================
Additions  Barclays PLC                 Developers Diversified Realty Corp.   Philadelphia Suburban Corporation
           Colonial Properties Trust    Duke Realty Investments, Inc.         Williams Companies, Inc. (The)
                                        Enron Corp.
===============================================================================================================
Deletions  Beneficial Corp.             KN Energy, Inc.                       Southern New England
                                                                              Telecommunications Corp.


PORTFOLIO INFORMATION

           As of April 30, 1998

                                                             Percent of
           Ten Largest Common Stock Holdings                 Net Assets
           PECO Energy Company..............................       2.2%
           American Home Products Corp......................       2.2
           American General Corp............................       2.0
           Boston Edison Company............................       2.0
           Bell Atlantic Corp...............................       2.0
           Bristol-Myers Squibb Co..........................       2.0
           Ohio Casualty Corp...............................       1.9
           American Electric Power Co., Inc.................       1.9
           Union Camp Corp..................................       1.9
           Frontier Corporation.............................       1.7

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Walter D. Rogers, Senior Vice President and

Portfolio Manager

Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    10 & 11

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011                                                          #10561--4/98

[Recycle Logo] Printed on post-consumer recycled paper